UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                              FORM 8-K

                           Current Report
                   Pursuant To Section 13 or 15(d)
               of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 1, 2013

          UBS-Citigroup Commercial Mortgage Trust 2011-C1
    (Exact name of issuing entity as specified in its charter)

          Citigroup Commercial Mortgage Securities Inc.
      (Exact name of depositor as specified in its charter)

                 UBS Real Estate Securities Inc.
                 Natixis Real Estate Capital LLC
       (Exact name of sponsors as specified in its charter)


                            New York
  (State or Other Jurisdiction of Incorporation of issuing entity)

    333-166711-01                         45-4307653
(Commission File Number)        (I.R.S. Employer Identification No.)


c/o Deutsche Bank Trust Company Americas as Certificate Administrator
                1761 East St. Andrew Place, Santa Ana CA
    (Address of principal executive offices of the issuing entity)

                            92705
                          (Zip Code)


 Registrant's Telephone Number, Including Area Code:  (212) 816-6000

                             None
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 6.02 - Change of Servicer or Trustee

Effective as of October 1, 2013, KeyBank National Association ("Key Bank") and its wholly-owned subsidiary, KeyCorp Real Estate Capital Markets, Inc. ("KRECM") merged and KeyBank is the surviving entity and successor to all of the rights, duties and obligations of KRECM as servicer under that certain Primary Servicing Agreement dated December 1, 2011 between Wells Fargo Bank, National Association and KeyBank
(as successor by merger to KRECM).



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)


/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

Date: October 7, 2013